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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20594

                                  FORM 8-K/A

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

                              September 13, 1999
                      (Date of earliest event reported)

                        MEDICAL ADVISORY SYSTEMS, INC.
            (Exact name of Registrant as specified in its charter)

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
Delaware                                       2-98314-W                                  52-1233960
(State or other jurisdiction              (Commission File No.)              (IRS Employer Identification No.)
of incorporation or organization)
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            8050 Southern Maryland Boulevard, Owings, Maryland 20736
                    (Address of principal executive offices)

                                 (301) 855-8070
                         (Registrant's telephone number)


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ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

      On September 13, 1999, Medical Advisory Systems, Inc. (the "Company") dismissed its certifying accountant, Stefanou & Company, LLP ("Stefanou"). Stefanou's report on the financial statements for either of the past two years did not contain an adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. The decision to dismiss Stefanou was approved by the Company's Board of Directors. During the two most recent fiscal years and subsequent interim period through September 13, 1999, the Company has not had any disagreements with Stefanou on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure. The Company has engaged BDO Seidman, LLP ("BDO") as its certifying accountant as of September 13, 1999 for the Company's fiscal year ending October 31, 1999. The Company has not consulted BDO previously. Stefanou's letter, which is required pursuant to Item 304(a)(3) of Regulation S-B, is attached.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

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
Exhibit No.
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
16    Letter from Stefanou & Company, LLP to the Commission, dated October 8, 1999.
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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  October 8, 1999              /s/ Robert P. Crabb
                                    ------------------------------------
                                    Robert P. Crabb
                                    Secretary


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